UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2012

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

17383 Sunset Boulevard, Suite A310, Pacific Palisades, CA 90272

(Address of Principal Executive Offices/Zip Code)

(213) 745-2123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K is being filed by Sequential Brands Group, Inc. (the “Company”) to report (i) its acquisition of assets relating to the consumer product brands “DVS®” and “Matix®”, (ii) its subsequent sale of assets relating to the Matix® brand, (iii) its entry into a collaboration to operate the Company’s acquired DVS® branded footwear, apparel and apparel accessories business, and (iv) the entry into two license agreements in relation to the DVS® brand, all as further described below.

Completion of Acquisition of Assets from DVS Shoe Co., Inc.

On June 26, 2012, the Company acquired from DVS Shoe Co., Inc. (“DVS”) substantially all of DVS’ assets relating to its consumer product brands “DVS®” and “Matix®” pursuant to the terms of a Purchase and Sale Agreement entered into between the parties on June 20, 2012. The DVS® brand is a leading international brand in the action sports consumer sector with significant recognition. In consideration for the assets, which primarily consist of inventory, accounts receivable, trademarks and other intellectual property rights, the Company paid $8.55 million in cash to DVS.

Entry into Purchase and Sale Agreement with Westlife Distribution USA, LLC.

Following the asset acquisition from DVS, on June 28, 2012, the Company entered into a Purchase and Sale Agreement with Westlife Distribution USA, LLC (“Westlife”). Pursuant to the agreement, the Company sold certain assets relating to its acquired Matix® brand, including all trademarks and other intellectual property relating to the Matix® brand, its inventory of Matix® branded products and accounts receivable. On June 29, 2012, upon the closing of the transactions contemplated by the Purchase and Sale Agreement, the Company received $2.95 million in cash from Westlife.

Entry into Collaboration with Elan Polo International, Inc.

In connection with the acquisition of assets relating to the DVS® brand, the Company received a 65% economic interest in DVS Footwear International LLC, a newly formed Delaware limited liability company (“DVS LLC”). DVS LLC is a collaboration between the Company and Elan Polo International, Inc., a global organization which designs, sources and delivers men's, women's, and children's shoes to retailers around the world (“Elan Polo”). The new company was formed for the purpose of licensing the DVS® trademark to third parties primarily in connection with the manufacturing, distribution, marketing and sale of DVS® branded footwear, apparel and apparel accessories. In exchange for its interest in DVS LLC, the Company contributed trademarks and other intellectual property rights relating to the DVS® brand to DVS LLC. In exchange for its interest in DVS LLC, Elan Polo contributed $2,124,000 in cash to the newly formed entity.

In connection with the formation of DVS LLC, the Company and Elan Polo entered into a Limited Liability Company Operating Agreement of DVS Footwear International LLC on June 29, 2012 (the “Operating Agreement”). Subject to certain exceptions, the Operating Agreement provides that the Company has the right to manage, control and conduct the business affairs of DVS LLC. The Operating Agreement provides that the Company will receive 65% of the distributions and allocation of net profits and losses of DVS LLC and 60% of the distributable assets upon dissolution of DVS LLC. As described below, DVS LLC has entered into two licensing agreements which provide for an aggregate of $15,688,000 in guaranteed minimum royalties to be paid to DVS LLC over the next 7.5 years.

Entry into License Agreement with Elan Polo International, Inc.

On June 29, 2012, DVS LLC entered into a license agreement with Elan Polo. Pursuant to the agreement, DVS LLC granted to Elan Polo an exclusive license (subject to certain exceptions) to use the DVS® trademark in connection with the worldwide manufacture, distribution, marketing and sale to approved customers of men’s, women’s and children’s footwear. Unless otherwise terminated earlier pursuant to its terms, the agreement will continue through December 31, 2019. Subject to the satisfaction of certain conditions, Elan Polo may elect to extend the term of the agreement for two additional renewal terms of five years each.

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During the term of the agreement, Elan Polo has agreed to pay DVS LLC royalties that are based on a percentage of net sales of DVS® licensed products. Royalties are payable on a quarterly basis, and Elan Polo has guaranteed the payment to DVS LLC of certain minimum royalties during each contract year of the agreement.

Subsequent to the entry into the license agreement, the Company sold DVS® branded inventory to Elan Polo for cash proceeds to the Company of $640,000.

Entry into License Agreement with RSA & Associates, Inc.

On June 27, 2012, DVS LLC entered into a license agreement with RSA & Associates, Inc. (“RSA”). Pursuant to the agreement, DVS LLC granted to RSA an exclusive license (subject to certain exceptions) to use the DVS® trademark in connection with the manufacture, distribution, marketing and sale to approved customers of men’s t-shirts, sport shirts, knit shirts, pants, shorts and hoodies. Unless otherwise terminated earlier pursuant to its terms, the license agreement will continue through December 31, 2017. Subject to the satisfaction of certain conditions, RSA may elect to extend the term of the agreement for one additional renewal term of five years.

During the term of the agreement, RSA has agreed to pay DVS LLC royalties that are based on a percentage of net sales of DVS® licensed products. Except during the first year of the agreement, royalties are payable on a quarterly basis, and RSA has guaranteed the payment to DVS LLC of certain minimum royalties during each contract year of the agreement. The performance obligations of RSA under the license agreement are guaranteed by Robert Allen Associates Inc., an affiliate of RSA.

On June 28, 2012, the Company issued a press release relating to the above-described transactions, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Description
99.1	Press release issued by Sequential Brands Group, Inc. on June 28, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

Date: July 2, 2012	By:	/s/ Colin Dyne
Colin Dyne, Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Sequential Brands Group, Inc. on June 28, 2012.

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